UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2008 (February 25, 2008)
GAYLORD ENTERTAINMENT COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee		37214

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Resignation of Director
     On February 25, 2008, Maria A. Sastre resigned from the Board of Directors of Gaylord Entertainment Company (the “Company”). Ms. Sastre, who is a member of the senior management team of Royal Caribbean Cruises Ltd., resigned because the internal audit department and executive committee of Royal Caribbean determined, after her election, that her serving on the Company’s Board constituted a conflict of interest and that no member of the senior management team of Royal Caribbean would be permitted to serve on the board of another hospitality or leisure company. Ms. Sastre reported no disagreements with the Company.
Employment Agreements
     On February 25, 2008, the Company entered into employment agreements with each of Colin V. Reed, the Company’s Chairman of the Board of Directors, President and Chief Executive Officer, David C. Kloeppel, the Company’s Executive Vice President and Chief Financial Officer, John P. Caparella, the Company’s Executive Vice President and Chief Operating Officer, Gaylord Hotels, Carter R. Todd, the Company’s Senior Vice President, Secretary and General Counsel, and Mark Fioravanti, the Company’s Senior Vice President and Treasurer. The executive employment agreement entered into with Mr. Reed is attached hereto as Exhibit 10.1 (the “Executive Employment Agreement”). The form of employment agreement entered into with each of Messrs. Kloeppel and Caparella is attached hereto as Exhibit 10.2 (the “Form of Executive VP Employment Agreement”). The form of employment agreement entered into with each of Messrs. Todd and Fioravanti is attached hereto as Exhibit 10.3 (the “Form of Senior VP Employment Agreement”). The following descriptions of these agreements are qualified in their entirety by reference to the text of such agreements, which are incorporated herein by reference.
     Executive Employment Agreement
     The Executive Employment Agreement entered into with Mr. Reed provides that Mr. Reed will continue with his same titles of Chairman and Chief Executive Officer. The Executive Employment Agreement runs through February 4, 2010, and provides that Mr. Reed will receive an annual salary of $910,000 and an annual target bonus in the amount of 100% of his base salary, up to a maximum of 200% of his base salary.
     Upon the termination of Mr. Reed’s employment by the Company for cause, by Mr. Reed without good reason, or by reason of his death or disability, Mr. Reed is generally entitled to any accrued but unpaid salary or bonus, certain accrued and vested benefits and vested equity compensation. In addition, if his employment is terminated by reason of his death or disability, he is entitled to a pro-rata portion of his bonus and all of his options become immediately exercisable, and in the case of his death, all of his restricted stock becomes vested. If Mr. Reed’s employment is terminated by the Company without cause or by Mr. Reed for good reason, he is entitled to a payment equal to two times his base salary for the year in which the termination occurs plus two times his annual bonus for the preceding year and certain benefits and equity compensation.
     In addition, Mr. Reed’s employment agreement provides that if he is terminated by the Company without cause or he terminates for good reason, he will be entitled to receive a pro-rata share of his 2008 restricted stock unit grant in the event the performance targets for such award are eventually satisfied on February 4, 2012 or the award is otherwise vested via change of control or otherwise.
     In the event that Mr. Reed’s employment is terminated by the Company without cause or by Mr. Reed with good reason within one year of a change of control, he is entitled to a payment equal to three times his base salary for the year in which the termination occurs plus three times his annual bonus for the preceding year, any accrued or vested benefits and any awards of equity compensation (which awards’ vesting will be accelerated and Mr. Reed will have two years in which to exercise any options). Mr. Reed is also entitled to be reimbursed for any excise taxes he incurs. A “change of control” is deemed to occur if (i) any person, other than the Company, a wholly-owned subsidiary, a benefit plan of the Company or certain affiliates, becomes the beneficial owner of 35% or more of the outstanding voting stock of the Company, (ii) a majority of the incumbent members of the Board of Directors cease to serve on the Board without the consent of the incumbent Board, (iii) following a merger, tender or exchange offer, other business combination or contested election the holders of the Company’s stock prior to the transaction hold less than a majority of the combined voting power of the surviving entity, or (iv) the Company sells all or substantially all of its assets.
     In addition, the Executive Employment Agreement contains a two-year non-competition covenant for Mr. Reed. Mr. Reed’s previous employment agreement with the Company did not contain such a provision. The Executive Employment Agreement provides that during such two-year period, Mr. Reed will not compete against the Company in the hotel business and/or meeting and convention center business.
     Form of Executive VP Employment Agreement
     Under the Form of Executive VP Employment Agreement entered into with Messrs. Kloeppel and Caparella, Mr. Kloeppel will receive an annual salary of $575,000 and Mr. Caparella will receive an annual salary of $500,000. The Form of Executive VP Employment Agreement also provides each of the Executive Vice Presidents with an annual target bonus in the amount of 75% of his base salary, up to a maximum of 150% of his base salary. The other terms and conditions of the Form of Executive VP Employment Agreement are substantially the same as those contained in the Executive Employment Agreement.
     Form of Senior VP Employment Agreement
     Under the Form of Senior VP Employment Agreement entered into with Messrs. Todd and Fioravanti, Mr. Todd will receive an annual salary of $290,000 and Mr. Fioravanti will receive an annual salary of $260,000. The Form of Senior VP Employment Agreement also provides each of the Executive Vice Presidents with an annual target bonus in the amount of 50% of his base salary, up to a maximum of 100% of his base salary. Except as provided below, the other terms and conditions of the Form of Senior VP Employment Agreement are substantially the same as that contained in the Executive Employment Agreement. Under the terms of the Form of Senior VP Employment Agreement, if a Senior Vice President’s employment is terminated by the Company without cause or by the Senior Vice President for good reason, he is entitled to a payment equal to one times his base salary for the year in which the termination occurs plus one times his annual bonus for the preceding year. In addition, the non-competition agreement contained in the Form of Senior VP Employment Agreement contains a one-year term.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits

10.1	Executive Employment Agreement, dated as of February 25, 2008, by and between the Company and Colin V. Reed

10.2	Form of Employment Agreement (Executive Vice President) entered into by the Company on February 25, 2008 with David C. Kloeppel and John P. Caparella

10.3	Form of Employment Agreement (Senior Vice President) entered into by the Company on February 25, 2008 with Carter R. Todd and Mark Fioravanti

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAYLORD ENTERTAINMENT COMPANY
Date: February 27, 2008	By:	/s/ Carter R. Todd
Name: Carter R. Todd
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

10.1	Executive Employment Agreement, dated as of February 25, 2008, by and between the Company and Colin V. Reed

10.2	Form of Employment Agreement (Executive Vice President) entered into by the Company on February 25, 2008 with David C. Kloeppel and John P. Caparella

10.3	Form of Employment Agreement (Senior Vice President) entered into by the Company on February 25, 2008 with Carter R. Todd and Mark Fioravanti